UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 14, 2010

CHINA MULTIMEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52388	98-0507257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 306, 3/F Beautiful Group Tower, 77 Connaught Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (852) 2802-8663

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 14, 2010, China Multimedia, Inc., a Nevada corporation (the “Company), filed a Certificate of Amendment (the “Certificate of Amendment”) with the Nevada Secretary of State to amend the Company’s Certificate of Incorporation to increase the authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares, par value $.001.  The Certificate of Amendment, effective July 14, 2010, is attached to this Form 8-K as Exhibit 3.1 and is incorporated by reference.  As disclosed in the Definitive 14C Information Statement filed by the Company with the Securities and Exchange Commission on June 17, 2010, on May 24, 2010, the Certificate of Amendment was authorized by the Board of Directors pursuant to a unanimous consent in lieu of a meeting and was approved by the majority stockholder of the Company pursuant to a written consent in lieu of a special meeting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following documents are filed as exhibits to this report on Form 8-K:

3.1 Certificate of Amendment of Certificate of Incorporation, dated July 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MULTIMEDIA, INC.

Date: July 16, 2010

/s/ Wilson Kin Cheung, Chief Executive Officer